UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2026

WORKSPORT LTD.

(Exact name of registrant as specified in its charter)

Nevada	001-40681	35-2696895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 N America Dr

West Seneca, New York 14224

(Address of principal executive offices) (ZIP Code)

(888) 554-8789

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common	WKSP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 22, 2026, Worksport Ltd. (the “Company”) issued a press release announcing certain preliminary and unaudited monthly financial results and other business updates (the “Press Release”). The Company furnished the Press Release as Exhibit 99.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2026 (the “Original Report”). The Original Report was furnished under Item 7.01 (Regulation FD Disclosure), but inadvertently did not include Item 2.02 (Results of Operations and Financial Condition).

This Amendment No. 1 to the Original Report is being filed solely to include Item 2.02 in connection with the disclosure contained in the Press Release. Except as described herein, no other changes have been made to the Original Report. This Amendment does not modify, update or otherwise reflect events occurring after the filing of the Original Report.

Item 2.02 Results of Operations and Financial Condition.

On July 22, 2026, Worksport Ltd. (the “Company”) issued a press release announcing preliminary, unaudited financial results for the months of April 2026 through June 2026, including net sales and gross profit performance: “Worksport Announces 132% Gross Profit Growth from April to June; June 2026 Marks Strongest Month in Company History”. A copy of the press release is attached hereto as Exhibit 99.1.

The information under Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 7.01 Regulation FD Disclosure.

The information disclosed under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished therewith, is hereby incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 22, 2026, “Worksport Announces 132% Gross Profit Growth from April to June; June 2026 Marks Strongest Month in Company History”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: July 28, 2026	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)